                                            Scotia Pacific Company LLC
                                       Timber Collateralized Notes due 2028

                                          MONTHLY NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes.
This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on August 20, 2003 pursuant to the Indenture:

                                                                                                        Total
                                                                                              ------------------------
A.       PAYMENT OF EXPENSES
1.       Amount Transferred to Expense Reserve                                                           $1,650,829.62
2.       Payment of Trustee's, Collateral Agent's and Liquidity Providers'
         Expenses                                                                                                $0.00

B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT
3.       Payment of interest and principal on Advances under Line of Credit
         Agreement                                                                                       $5,072,059.17
4.       Transfer from Liquidity Account to Collection Account                                                   $0.00
5.       Required Liquidity Amount as of close of business on August 20,
         2003                                                                                           $58,508,515.58*
6.       Amount on deposit in the Liquidity Account as of close of business
         on August 20, 2003                                                                                      $0.00
7.       Amount available under Line of Credit Agreement as of close of
         business on August 20, 2003                                                                    $32,864,550.05*
8.       Amount of outstanding Advances under Line of Credit Agreement                                  $25,643,965.53
         as of close of business on August 20, 2003

------------------------------------

*        Please note the following corrections to the amounts reported in July
         21, 2003 Monthly Noteholder Certificate:
         Line 5:  $58,508,515.58       Line 7:  $27,840,545.62

                                                                                                        Total
                                                                                              ------------------------
C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY ACCOUNT OR EXPENSE
         RESERVE
9.       Transfer to Payment Account Re: Monthly Deposit Amount 1                                                $0.00
10.      Targeted Monthly Deposit Amount multiplied by Reinvestment
         Factor less, to the extent applicable, the Premium Provision
         Refundable Amount                                                                               $5,015,740.01
11.      Shortfall, if any, in the Monthly Deposit Amount (No. (10) - (9) )                              $5,015,740.01
12.      Transfer to Payment Account Re: Payments of interest and principal
         under Line of Credit Agreement following a Termination Advance 1                                        $0.00
13.      Transfer to Liquidity Account (following a Termination Advance
         under Line of Credit Agreement)                                                                         $0.00
14.      Transfer to Payment Account Re: Premium Provision 1                                                     $0.00
15.      Additional transfer to Expense Reserve                                                                  $0.00
16.      Transfer to Payment Account re: excess of Base Monthly Deposit
         Amount over Targeted Monthly Deposit Amount                                                             $0.00
17.      Additional Transfers to Payment Account 2                                                               $0.00

D.       ADDITIONAL PAYMENTS TO LIQUIDITY PROVIDERS
18.      Payments of Additional Liquidity Provider Fees and/or                                                   $0.00
         Supplemental Liquidity Provider Interest to Liquidity Providers

------------------------------------

1        Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash.  In the case of No. (9), any shortfall is set forth in No. (11).  In the case of Nos. (12), (14) and (16), the amount of the shortfall was $0.00, $0.00 and
         $10,205,000.00, respectively.

2        Consists of voluntary transfer of $0.00.

                                                                                                        Total
                                                                                              ------------------------
E.       SCHEDULED AMORTIZATION RESERVE ACCOUNT
19.      Transfer to Scheduled Amortization Reserve Account                                                      $0.00
20.      Required Scheduled Amortization Reserve Balance as of close of
         business on August 20, 2003                                                                   $118,135,000.00
21.      Amount on deposit in the Scheduled Amortization Reserve Account
         as of close of business on August 20, 2003                                                    $106,228,756.53
22.      Amount available under Scheduled Amortization Line of Credit
         Agreement as of close of business on August 20, 2003                                                    $0.00
23.      Amount of outstanding Scheduled Amortization Advances under
         Scheduled Line of Credit Agreement on August 20, 2003                                                   $0.00

F.       TRANSFER TO ISSUER
24.      Release to Issuer                                                                                       $0.00

II.      Principal Balance of Timber Notes and Certain Additional Data With Respect to Amounts on
         Deposit in the Payment Account as of the close of business on the Monthly Deposit Date:

                                                                                            Per $1,000
                                                                                            of original
                                                                                             principal
                                                                    Total                     amount
                                                           ----------------------     ----------------------
A.       PRINCIPAL BALANCE
1.       Principal Balance of Timber Notes
         Class A-1 Timber Notes                                    $83,860,531.00                    $521.85
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00
                                                           ----------------------
         Total Principal Balance of Timber Notes                  $790,408,531.00                        N/A
                                                           ======================
2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                    $83,860,531.00                    $521.85
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00
                                                           ----------------------
         Total Principal Balance if Timber Notes were paid
         in accordance with Scheduled Amortization                $790,408,531.00                        N/A
                                                           ======================
3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2), or
         (2) - (1) ) for each Class of Timber Notes
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00
                                                           ----------------------
         Total Amount of Amortization, if any, ahead of                     $0.00                        N/A
         (or behind) Scheduled Amortization
                                                           ======================

B.       CERTAIN ADDITIONAL DATA WITH RESPECT TO
         AMOUNTS ON DEPOSIT IN THE PAYMENT ACCOUNT

         Investors should note that funds are applied from the Payment Account at six month intervals, on each Note Payment Date. The following data reflects certain information with respect to amounts on deposit in the
         Payment Account as of the close of business on the Monthly Deposit Date to which this Monthly Noteholder Certificate relates. Actual allocations of amounts in the Payment Account to principal, interest and premium will be made only on the next Note Payment Date.
         Accordingly, the following data does not necessarily represent, nor is it intended to represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the next Note
         Payment Date.
         INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED TO
         REFLECT, AND DOES NOT REFLECT, THE PRIORITY OF PAYMENTS ON THE NEXT
         NOTE PAYMENT DATE. THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT
         DATE IS EXPECTED TO BE AS FOLLOWS:3 (I) INTEREST (EXCLUDING INTEREST ON
         PREMIUMS) ON THE TIMBER NOTES, (II) MINIMUM PRINCIPAL AMORTIZATION
         AMOUNT ON THE CLASS A-1 TIMBER NOTES, (III) DEPLETION AMORTIZATION
         AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES, (IV) INTEREST ON
         PREMIUMS, (V) PREPAYMENT PREMIUMS AND/OR DEFICIENCY PREMIUMS AND (VI)
         SCHEDULED AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES.
         TO THE EXTENT THAT THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE
         INSUFFICIENT TO PAY IN FULL THE SCHEDULED AMORTIZATION AMOUNT ON THE
         NEXT NOTE PAYMENT DATE, THE REMAINDER OF SUCH SCHEDULED AMORTIZATION
         AMOUNT IS EXPECTED TO BE PAID FROM THE SCHEDULED AMORTIZATION RESERVE
         ACCOUNT.

------------------------------------

3        If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any
         Additional Liquidity  Provider Fees and any Supplemental Liquidity Provider Interest) must be  paid in full from the Payment Account before any other amounts may be  paid from the Payment Account.
         In addition, if there has been a Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under the Line of Credit will be paid from the Payment Account. No circumstance currently exists which would require any payments to the Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
4.       Payment Account Balance                                                         $0.00                        N/A
5.       Accrued Interest (excluding interest on Premiums)
         to Monthly Deposit Date
         Class A-1 Timber Notes                                                    $457,738.73                      $2.85
         Class A-2 Timber Notes                                                  $1,440,960.00                      $5.93
         Class A-3 Timber Notes                                                  $2,977,010.90                      $6.43
6.       Accrued Interest on Premium to Monthly Deposit
         Date
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00
7.       Accrued Prepayment, Non-Registration  and/or
         Deficiency Premiums to Monthly Deposit Date                                     $0.00                        N/A
         The accrued Premiums, if any, consist of the
         following:
                  Non-Registration Premiums:
                  Class A-1 Timber Notes                                                 $0.00                      $0.00
                  Class A-2 Timber Notes                                                 $0.00                      $0.00
                  Class A-3 Timber Notes                                                 $0.00                      $0.00
8.       Amount Deposited to Payment Account since last                                  $0.00                        N/A
         Note Payment Date in respect of Prepayment
         Premium Provision less any Prepayment Provision
         Refundable Amounts since last Note Payment Date

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
9.       Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) (or Deficiency)                        ($4,875,709.63)                       N/A
10.      Aggregate Minimum Principal Amortization
         Amount for next Note Payment Date                                               $0.00                        N/A
11.      Excess of Payment Account Balance over total of
         amounts in Nos. (5) through (8) and (10) (or
         Deficiency)                                                            ($4,875,709.63)                       N/A
12.      Aggregate Scheduled Amortization Amount                                $16,013,293.00                        N/A
         expected to be paid on the next Note Payment Date
         from the Payment Account and/or the Scheduled
         Amortization Reserve Account

III.     Prevailing SBE Price Data for the Monthly Period preceding the Monthly Deposit Date:

Old Growth Redwood                                     $   569 / Mbf
Young Growth Redwood                                   $   519 / Mbf
Old Growth Douglas Fir                                 $   289 / Mbf
Young Growth Douglas Fir                               $   259 / Mbf
Whitewoods                                             $    62 / Mbf

Note:    Assumes an average size category of 2.0 for old growth and 3.0 for young growth and the following harvest method percentages: Cat - 35%;
         Yarder/Skyline - 60%; and Helicopter - 5%